UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2020

ANGI Homeservices Inc.

(Exact name of registrant as specified in charter)

Delaware	001-38220	82-1204801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3601 Walnut Street, Suite 700 Denver, CO	80205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 963-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	ANGI	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2020, Jamie Cohen notified ANGI Homeservices Inc. (the “Company”) of her resignation as the Company’s Chief Financial Officer, and from each position she holds with each of the Company’s subsidiaries, effective December 31, 2020. Ms. Cohen is resigning to pursue an outside opportunity and will remain with the Company as an advisor through early 2021 to assist in a smooth transition.

The Company has commenced a search for Ms. Cohen’s replacement. Until a successor is appointed, Ms. Cohen’s duties and responsibilities as the Company’s Chief Financial Officer will be assumed on an interim basis by Glenn H. Schiffman, age 51, who currently serves on the Company’s Board of Directors and previously served as the Company’s Chief Financial Officer from September 2017 to March 2019, and also serves as Executive Vice President and Chief Financial Officer of IAC since April 2016. There are no arrangements or understandings between Mr. Schiffman and any other person required to be disclosed pursuant to Item 401(b) of Regulation S-K and Mr. Schiffman has no family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K. Information regarding Mr. Schiffman’s business experience required to be disclosed pursuant to Item 401(e) of Regulation S-K and regarding transactions with the Company required to be disclosed pursuant to Item 404(a) of Regulation S-K is contained in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on April 29, 2020 under the headings “Information Concerning Director Nominees” and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 9, 2020, the Company issued a press release announcing Ms. Cohen’s resignation as Chief Financial Officer and the appointment of Mr. Schiffman as interim Chief Financial Officer. The full text of the related press release, which appears in Exhibit 99.1 hereto, is incorporated herein by reference.

Exhibit 99.1 is being furnished under Item 7.01 “Regulation FD Disclosure.”

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release of ANGI Homeservices Inc., dated December 9, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGI HOMESERVICES INC.

	By:	/s/ Shannon M. Shaw
	Name:	Shannon M. Shaw
	Title:	Chief Legal Officer
Date: December 9, 2020